UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 7, 2001

CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-25868	84-1293167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Bishop Street, Suite 303 Honolulu, HI	96813
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (808) 550-4977

(Former name or former address, if changed since last report)

ITEM 4. Changes in Issuer's Certifying Accountant

a) Previous independent accountants

On August 7, 2001, Controlled Environment Aquaculture Technology, Inc. (the "Company") dismissed Sprayberry, Barnes, Marietta & Luttrell located in Oxnard, California as its independent accountants. The Company's Board of Directors participated in and approved the decision to change independent accountants. The reports of Sprayberry, Barnes, Marietta & Luttrell for the past two fiscal years contained a going concern qualification but did not contain any other adverse opinion or disclaimer of opinion and were not qualified or modified as to any other uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through August 7, 2001, there have been no disagreements with Sprayberry, Barnes, Marietta & Luttrell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Sprayberry, Barnes, Marietta & Luttrell would have caused them to make reference thereto in their report on the financial statements for such years.

On August 7, 2001, the Company provided a draft copy of this report on Form 8K to Sprayberry, Barnes, Marietta & Luttrell, requesting their comments on the information contained therein. The responsive letter from Sprayberry, Barnes, Marietta & Luttrell, indicating their agreement with the statements contained in the aforesaid report on Form 8K, is herewith filed and attached as Exhibit A in this amendment to the Form 8K.

b) New independent accountants

The Company engaged PricewaterhouseCoopers LLP as its new independent accountants as of August 7, 2001. During the two most recent fiscal years and through August 7, 2001, the Company has not consulted with PricewaterhouseCoopers LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements with a written report or oral advice provided to the Company that PricewaterhouseCoopers LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC.

By:/S/ EDWARD T. FOLEY

Edward T. Foley

Executive Vice President and Chief Financial Officer

(principal financial and accounting officer)

Date: August 13, 2001

Exhibit A

Sprayberry, Barnes, Marietta & Luttrell

Certified Public Accountants

5601 Truxtun Avenue, Suite 200

Bakersfield, California 93309

August 8, 2001

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE: Controlled Environment Aquaculture Technology, Inc.

We have read the statements that Controlled Environment Aquaculture Technology, Inc. has included under Item 4 of Form 8-K report that was filed regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.

Sincerely,

/S/ DANA L. BOUTAIN

Dana L. Boutain, C.P.A.